EXHIBIT 4.1

                                [INFORMAX LOGO]

NUMBER IM                                                                 SHARES

                                                        CUSIP 45677N 20 5
                                             SEE REVERSE FOR CERTAIN DEFINITIONS

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

THIS CERTIFIES THAT



IS THE RECORD HOLDER OF

              FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK
                         PAR VALUE $0.001 PER SHARE OF

INFORMAX, INC. TRANSFERABLE ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON THE SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNLESS COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

     WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED


/s/ JAMES E. BERNSTEIN, MD       [INFORMAX, INC.        /s/  ALEXANDER TITOMIROV
       SECRETARY             CORPORATE SEAL GRAPHIC]           PRESIDENT

                                       COUNTERSIGNED AND REGISTERED
                                         AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                                  TRANSFER AGENT
                                                                   AND REGISTRAR

                                                            AUTHORIZED SIGNATURE

                                 INFORMAX, INC.

The Corporation will, upon request and without charge, furnish any stockholder information as to the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the quallifications, limitations or restrictions of such preferences and/or rights.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as  tenants  in  common               UNIF GIFT MIN ACT-______Custodian_______
TEN ENT  - as tenants by the entireties                           (Cust)         (Minor)
JT TEN   - as joint tenants with right                         under Uniform Gifts to Minors
           of survivorship  and not as tenants                   Act _________________
           in common                                                     (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED,____________ HEREBY SELL, ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE_________________________________________________
_______________________________________________________________________________
      (NAME AND ADDRESS OF ASSIGNEE SHOULD BE PRINTED OR TYPEWRITTEN)
_______________________________________________________________________________

______________________________________________________SHARES OF THE COMMON STOCK
REPRESENTED BY THE WITHIN CERTIFICATE AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT.

__________________________________________________ATTORNEY TO TRANSFER THE SAID
STOCK ON THE BOOKS OF THE WITHIN-NAMED CORPORATION, WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.
DATED_____________________________________________

NOTICE: The signature to this assignment must correspond with the name(s) as written upon the face of the certificate in every particular, without alteration or enlargement, or any change whatever.

AFFIX MEDALLION SIGNATURE
GUARANTEE IMPRINT BELOW

                           ------------------------------------------------

                           ------------------------------------------------

                           ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

                           THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION SUCH AS A SECURITIES BROKER/DEALER, COMMERCIAL BANK, TRUST COMPANY, SAVINGS ASSOCIATION OR A CREDIT UNION PARTICIPATING IN A MEDALLION PROGRAM APPROVED BY THE SECURITIES TRANSFER ASSOCIATION, INC.